SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                           THE SECURITIES ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 19, 1999

                     UTG COMMUNICATIONS INTERNATIONAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            Delaware                     333-08305                13-3895294
  (State or other jurisdiction      (Commission File No.)     (I.R.S. Employer
of incorporation or organization)                            Identification No.)

                               Limmattalstrasse 10
                          8954 Geroldswil, Switzerland
                    (Address of principal executive offices)

      Registrant's telephone number, including area code: 011-41-1-749-3103

ITEM 5.     Other Events

On each of July 19, 1999, July 20, 1999 and July 27, 1999, the registrant issued a press release, copies of which are attached hereto as Exhibits 99(a), 99 (b) and 99(c), respectively, and incorporated herein by reference.

ITEM 7      Financial Statements and Exhibits.

(a)         Financial statements of businesses acquired Not applicable.

(b)         Pro forma financial information Not applicable.

(b)         Exhibits.

            99(a) Press release, dated July 27, 1999, announcing that the
                  Company's wholly-owned Swiss subsidiary, Starfon Telecom Services AG, has launched a calling card in Switzerland together with the Manor group.

            99(b) Press release, dated July 20, 1999, announcing that the
                  Company intends to offer Internet and e-commerce services.

            99(c) Press release, dated July 19, 1999, announcing an increase in the Company's revenues during the fourth quarter of the fiscal year ended March 31, 1999 compared to the previous quarter.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized in Geroldswil, Switzerland on this 30th day of July 1999.

                      UTG COMMUNICATIONS INTERNATIOAL, INC.


                      By: /s/ Ulrich Ernst
                          --------------------------------
                          Ulrich Ernst
                          Chairman and CEO
                          (Principal Executive Officer)